8



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 10, 2005


                            COLGATE-PALMOLIVE COMPANY
             (Exact name of registrant as specified in its charter)

                    Delaware             1-644-2         13-1815595
                    --------             -------         ----------
         (State or Other Jurisdiction  (Commission      (IRS Employer
                of Incorporation)      File Number)   Identification No.)


                       300 Park Avenue, New York, NY      10022
                       -----------------------------      -----
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (212) 310-2000
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):
      _
     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      _
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      _
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      _
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

In 2002, in response to concerns of interested shareholders, the Board of Directors of Colgate-Palmolive Company (the "Company") instituted a review every three years by independent directors of the Shareholder Rights Plan of the Company. As part of this ongoing review process and taking into account views of shareholders, on March 10, 2005, the Company determined to terminate the Shareholder Rights Plan by amending the Rights Agreement, dated as of October 23, 1998, between the Company and Equiserve Trust Company, N.A. (as successor to First Chicago Trust Company of New York), as amended (the "Rights Agreement"), to accelerate the final expiration date of the Rights (as defined in the Rights Agreement) from October 24, 2008 to close of business on March 10, 2005.

ITEM 5.03. AMENDMENT TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR.

As a consequence of the acceleration of the final expiration date of the Rights, as described above under Item 3.03, on March 10, 2005, the Company filed a Certificate of Elimination with the Secretary of State of the State of Delaware effecting the elimination of the Certificate of Designations with respect to the Company's Series A Junior Participating Preference Stock.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         4-A Amendment, dated as of March 10, 2005, to the Rights Agreement between Equiserve Trust Company, N.A. (as successor to First Chicago Trust Company of New York) and Colgate-Palmolive Company, dated October 23, 1998.

         4-B Certification of Elimination with respect to Series A Junior Participating Preference Stock.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COLGATE-PALMOLIVE COMPANY


Date:   March 10, 2005                      By:   /s/ Andrew D. Hendry
                                               ---------------------------------
                                            Name:  Andrew D. Hendry
                                            Title: Senior Vice President,
                                                   General Counsel and Secretary

                                  EXHIBIT INDEX

4-A Amendment, dated as of March 10, 2005, to the Rights Agreement between Equiserve Trust Company, N.A. (as successor to First Chicago Trust Company of New York) and Colgate-Palmolive Company, dated October 23, 1998.

4-B Certification of Elimination with respect to Series A Junior Participating Preference Stock.

                                                                     Exhibit 4-A

                                  AMENDMENT TO
                                RIGHTS AGREEMENT

         AMENDMENT TO RIGHTS AGREEMENT (this "Amendment"), dated as of March 10, 2005, between Colgate-Palmolive Company, a Delaware corporation (the "Company"), and Equiserve Trust Company, N.A. (as successor to First Chicago Trust Company of New York) (the "Rights Agent").

         WHEREAS, the Company and the Rights Agent are parties to an Agreement, dated as of October 23, 1998, as amended (the "Rights Agreement"); and

         WHEREAS, the Company and the Rights Agent desire to amend the Rights Agreement as set forth below, pursuant to Section 27 thereof;

         NOW, THEREFORE, the Rights Agreement is hereby amended as follows:

         1. Section 7(a) of the Rights Agreement is amended by deleting clause
(i) thereof and replacing it in its entirety with the following:

         "(i) the Close of Business on March 10, 2005 (the "FINAL EXPIRATION DATE"),"

         2. This Amendment shall be effective as of the date hereof.

         3. Except as set forth above, the provisions of the Agreement shall remain in full force and effect.

         4. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to bemade and performed entirely within such state. This Amendment may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                                  COLGATE-PALMOLIVE COMPANY


                                                  By: /s/ Andrew D. Hendry
                                                  ------------------------------
                                                          Andrew D. Hendry
                                                          Senior Vice President,
                                                          General Counsel and
                                                          Secretary



                                                 EQUISERVE TRUST COMPANY, N.A.,
                                                 as Rights Agent



                                                  By:  /s/ Kevin Laurita
                                                  ------------------------------
                                                     Name: Kevin Laurita
                                                     Title: Managing Director

                                                                     Exhibit 4-B

                           CERTIFICATE OF ELIMINATION
                                       OF
                 SERIES A JUNIOR PARTICIPATING PREFERENCE STOCK
                                       OF
                            COLGATE-PALMOLIVE COMPANY

         The undersigned, Andrew D. Hendry, does hereby certify that:

1. The undersigned is the duly elected and acting Senior Vice President, General Counsel and Secretary of Colgate-Palmolive Company, a Delaware corporation (the "Company").

2. Pursuant to the authority conferred by the Restated Certificate of Incorporation of the Company upon the Board of Directors of the Company (the "Board"), the Board on March 10, 2005 adopted the following resolutions:

         RESOLVED, that none of the authorized shares of the Company's Series A Junior Participating Preference Stock (the "Series A Preference Stock") are outstanding, and none of the authorized shares of Series A Preference Stock will be issued pursuant to that certain Certificate of Designations of Series A Junior Participating Preference Stock of the Company filed with the Secretary of State of the State of Delaware (the "Filing Office") on November 9, 1988, as amended by the Amended Certificate of Designations Increasing Designated Shares of Series A Junior Participating Preference Stock filed with the Filing Office on October 23, 1998 (as so amended, the "Certificate of Designations"); and be it further

         RESOLVED, that the Company be, and hereby is, authorized and directed to file with the Secretary of State of Delaware a certificate containing these resolutions, with the effect under the General Corporation Law of the State of Delaware of eliminating from the Restated Certificate of Incorporation of the Company all matters set forth in the Certificate of Designations with respect to the Series A Preference Stock; and be it further

         RESOLVED, that the Chairman of the Board and Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer and the Senior Vice President, General Counsel and Secretary of the Company (the "Authorized Officers") be, and each of them hereby is, authorized and directed, jointly and severally, for and on behalf of the Company, to execute and deliver any and all certificates, agreements, instruments and other documents, and to take any and all steps and to do any and all things which they may deem necessary or desirable to effectuate the purposes of each and all of the foregoing resolutions, including without limitation any such documents, steps or things necessary or appropriate to de-register, de-list or de-qualify the Rights referred to in the Rights Agreement or the Series A Preference Stock; and be it further

         RESOLVED, that any actions taken by the Authorized Officers prior to the date of these resolutions that are within the authority conferred hereby are hereby ratified, confirmed and approved in all respects as the act and deed of the Company.

         3. I further declare under penalty of perjury that the matters set forth in this Certificate are true and correct of my own knowledge.

         This Certificate was executed in New York, New York on March 10, 2005.


                                             COLGATE-PALMOLIVE COMPANY


                                        By______________________________________
                                                     Andrew D. Hendry
                                        Senior Vice President, General Counsel
                                        and Secretary